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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-8518, 33-8519 and 33-43913 of Nanometrics Incorporated on Form S-8 of our report dated February 12, 1996, appearing in this Annual Report on Form 10-K of Nanometrics Incorporated for the year ended December 31, 1995.



DELOITTE & TOUCHE LLP


San Jose, California
March 25, 1996


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